Exhibit 99.1

1 Bringing life into balance Yarrow Bioscience Overview May 2026

Disclaimers

The information contained in this presentation has been prepared by Yarrow Bioscience, Inc. and its affiliates ("Yarrow" or the "Company") and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as of the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third-party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; and (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice, and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. Investors must conduct their own investigation of the investment opportunity and evaluate the risks of acquiring securities of the Company based solely upon such investor's independent examination and judgment as to the prospects of the Company as determined from information in the possession of such investor or obtained by such investor from the Company, including the merits and risks involved. Statements in this presentation are made as of the date hereof unless stated otherwise herein, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. The Company is under no obligation to update or keep current the information contained in this document. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this document or its contents.

Forward-Looking Statements

Certain information set forth in this presentation contains "forward-looking statements" within the meaning of applicable United States securities legislation, including for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, concerning Yarrow, VYNE Therapeutics, Inc. ("VYNE"), the proposed reverse merger transaction (the "Transaction"), the concurrent financing and other matters. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: our business strategy, including the development and commercialization of YB-101 for Graves' Disease and thyroid eye disease; the efficacy, safety profile, dosing regime, convenience, and tolerability of YB-101; Yarrow's ongoing and future clinical development activities, including the expected timing of clinical trials and data readouts; the expected timing and completion of the Transaction and the concurrent financing; the expected effects, perceived benefits or opportunities of the Transaction and related timing; expectations regarding the ownership structure of the combined company; estimated market sizes, potential growth opportunities, and potential value creation; and the length of time that the Company believes its existing cash resources will fund its operations. Forward-looking statements can often be identified by the use of words such as "may," "will," "could," "would," "anticipate," "believe," "expect," "intend," "potential," "estimate," "plan," "goal" and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including: the risk that the conditions to the closing of the Transaction are not satisfied; the ability to obtain required stockholder and regulatory approvals; risks related to the ability to correctly estimate operating expenses; the ability to obtain, maintain and protect intellectual property rights; the ability to advance product candidates under anticipated timelines; regulatory requirements or developments; competitive responses; the implementation of changes in law or government policy; the expected or potential impact of macroeconomic conditions; and those uncertainties and factors described under the heading "Risk Factors" in VYNE's most recent Annual Report on Form 10-K and subsequent SEC filings. All forward-looking statements are qualified by these cautionary statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Market and Industry Data

Certain information contained in this presentation relates to or is based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. Statements as to our market and competitive position are based on market data currently available to us, as well as management's internal analyses and assumptions, which involve certain estimates. These internal analyses have not been verified by any independent sources and there can be no assurance that the assumptions or estimates are accurate. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors.

Additional Information About the Transaction and Where to Find It

In connection with the proposed Transaction, VYNE has filed a Registration Statement on Form S-4 with the SEC that includes a proxy statement/prospectus, and VYNE has filed or will file other relevant documents with the SEC regarding the proposed Transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of these documents at the SEC's website at www.sec.gov or from VYNE by directing a request to VYNE's investor relations. This presentation concerns drug candidates that are under clinical investigation and which have not yet been approved by the U.S. Food and Drug Administration. No representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

No Offer or Solicitation

This presentation is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed Transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

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3 Yarrow Bioscience is seeking to bring life into balance for patients suffering with Graves’ Disease and TED

Yarrow is advancing YB-101, a potential first-in-class anti-TSHR antibody, to redefine the treatment of Graves' Disease and TED

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Yarrow: Aspiring to be a new leader in thyroid autoimmune disease

- Founded by RTW in 2025 with the singular focus of developing novel therapies to treat thyroid autoimmune diseases
- Reverse merger with VYNE Therapeutics; Q3 '26 expected close; will trade on NASDAQ: YARW
- Launching as clinical-stage company initiating a Phase 2 trial in Graves' disease

YB-101 has the potential to win in multiple ways across large GD and TED market opportunities

- **MOA**: Potential first-in-class anti-TSHR antibody designed to directly disrupt the central mechanism of GD and TED, offering one solution for both diseases
- **Clinical impact**: Rapid and specific TSHR blockade with potential for improved clinical activity and safety vs. current SOC
- **Convenience**: SC formulation targeting Q8W dosing, a meaningfully lower treatment burden vs. emerging biologics

Yarrow expects to have the first anti-TSHR to enter Phase 2 in GD; supported by industry leading healthcare investors

- Pharmacodynamic activity consistent with anti-TSHR mechanism observed in GenSci's Phase 1 SAD in TED
- IND cleared for combined Phase 2a/2b GD trial; expected start in Q2 '26 with Phase 2a readout anticipated in 2H '27
- Fast Track Designation received from FDA for GD program
- Partner, GenSci, conducting ongoing Phase 1 studies with YB-101 in both GD and TED in China
- $200M raised to date from premier syndicate of investors[1]; Cash runway expected to fund operations into 2028

[1]Includes expected $100M from Yarrow Pre-Closing Financing
Yarrow in-licensed exclusive rights to YB-101 for the treatment of GD and TED outside of greater China from Changchun GeneScience Pharmaceutical Company, Ltd. (GenSci) in December 2025
Sources: VYNE's SEC filings for additional information, including the Registration Statement on Form S-4 that VYNE filed in connection with the transaction; Furmaniak 2022
TSHR = thyrotropin receptor; TED= thyroid eye disease; GD= Graves' disease; MOA=mechanism of action; SOC=standard of care; SC=subcutaneous

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5 TSHR: the site of action in GD and TED Sources: Furmaniak 2022 GD=Graves’ disease; TED=thyroid eye disease; TSHR= thyrotropin receptor; RAI= radioactive iodine; ATD=anti - thyroid drug Directly disrupts the disease process x TSHR is the site of antibody attack in the thyroid and orbital tissue x Blocking TSHR can be effective against polyclonal autoantibodies x Potential for improved safety/tolerability with no serious on - target toxicities Protects thyroid tissue x Preserves thyroid tissue and function x Potential to provide the speed and predictability of surgery/RAI with the reversibility of ATD x May permit natural recovery of the thyroid gland by stopping autoantibody attack x Pathophysiology of both diseases converges at TSHR x TSHR blockade designed to address both thyroidal and extra - thyroidal clinical manifestations of GD Ideal target for both diseases

Our opportunity with YB-101 is to generate clinical data across both indications, leveraging collaboration with GenSci

- **Accelerating to Phase 2** in GD in the US based on China Phase 1 data
- **Leveraging ongoing GenSci TED development** to enable future global TED development after TED POC in China
- Capital efficient approach **maximizes the value creation** opportunities in front of us

YB-101 Anticipated Milestones	2026	2027	2028
Graves' Disease	Initiate GD Ph 2a/2b Q2 2026 Initiate GD SAD (China)	GD Ph 2a POC data H2 2027 GD SAD data (China)	Initiate Ph 2b portion of GD trial H1 2028
Thyroid Eye Disease	Ph 1 TED MAD (China) ongoing	TED MAD topline data (China) H2 2027 Potential to initiate TED Ph 2	Initiate TED Ph 2/3 (China)

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GenSci

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Yarrow in-licensed exclusive rights to YB-101 for the treatment of GD and TED outside of greater China from Changchun GeneScience Pharmaceutical Company, Ltd. (GenSci) in December 2025
GD=Graves' disease; TED=thyroid eye disease; POC=proof of concept; SAD=single ascending dose; MAD=multiple ascending dose

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7 Experienced leadership team and board with strong track record of value creation Rebecca V. Frey, PharmD | President and CEO Lori Payton, PhD | Chief Development Officer Tyler Zeronda | Chief Financial Officer Rachael Alford, PhD | Chief Operating Officer Steve Ryder, MD | Chief Medical Officer Board of Directors • Bill Lundberg, MD, Board Chair | Former CEO, Merus • Mona Ashiya, PhD | General Partner, OrbiMed Advisors • Bill White | Former CFO, Akero • Steve Hoerter | Former CEO, Deciphera • Peter Silverman, JD | Former COO and GC, Merus • Rebecca V. Frey, PharmD | President and CEO, Yarrow

Significant unmet needs exist in current management of Graves’ Disease and TED

GD and TED are poorly treated diseases with significant morbidity and mortality risk

Graves' Disease: TSHR-stimulating autoantibodies drive hyperthyroidism

- Lifetime risk of ~3% in women and ~0.5% in men[1]
- Diagnosis confirmed by suppressed TSH, high/normal FT4/FT3, autoantibody positivity
- Long-term morbidity driven by sustained hyperthyroidism and autoimmune sequelae
  - **40% develop thyroid eye disease (TED)[2]**
  - **Elevated risk of thyroid cancer[3]**
  - **10%-15% develop atrial fibrillation[4]**
  - **Two times the risk of having a major CV event[5]**
  - **23% increase in all-cause mortality[5]**


Sleep disturbance, anxiety, mood alterations
Goiter thyroid storm, thyroid cancer
Heat intolerance
Weight loss, diarrhea
Bulging, swollen eyes, orbital pain, visual disturbances (TED)
Fast, irregular heartbeats, atrial fibrillation (AF), congestive heart failure, pulmonary hypertension
Tremor, muscle weakness
Irregular menstruation, pregnancy complications, fetal thyroid disease

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Sources: 1. Grixti 2023; 2. Chin 2020; 3. Boutzios 2014; 4. Kostopoulos 2024; 5. Okosieme 2019
CV=cardiovascular; GD=Graves' disease; TED=thyroid eye disease; TSH=thyroid stimulating hormone; AF=atrial fibrillation; FT4=free thyroxine; FT3=free triiodothyronine

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Current GD and TED treatments remain inadequate

Graves' Disease

	FIRST-LINE →	SECOND-LINE
	Anti-thyroid drugs	**Ablative treatments**
	Methimazole, Propylthiouracil Risk of skin rash, nausea/vomiting, hepatitis, agranulocytosis, vasculitis, aplastic anemia, thrombocytopenia Side effects negatively impact compliance 25% of patients not controlled after one year	**Radioactive iodine** Risk of cancer and tissue damage. Exacerbates TED. Radiation exposure **Thyroidectomy** Vocal cord damage. Parathyroid dysfunction. Surgical risk
	Need safer and more effective drugs for first line	**No drugs available for second line**

Thyroid Eye Disease

	FIRST-LINE →	SECOND-LINE
	Corticosteroids	**Biologic treatment**
	Immunosuppression, liver abnormalities, infections, hypertension	**IGF-1R antibody (IV) Tepezza®** Hearing impairment (12% in Phase 3, up to 82% real-world), infusion reactions, hyperglycemia (10%) >40% relapse after treatment
	Need safer and more effective drugs for first line	**Need for safer drugs for second line**

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Sources: Yarrow market research, Lupo 2025; Sjolin 2019; Davies 2020; Methimazole Tablets, USP, Prescribing Information; Propylthiouracil Tablets, USP, Prescribing Information; TEPEZZA® (teprotumumab-trbw) Prescribing Information.
GD=Graves' disease; TED=thyroid eye disease; IGF1R=insulin-like growth factor 1 receptor; IV=intravenous

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11 Emerging regulatory focus on ATD withdrawal endpoints create a clear opportunity for anti - TSHR as a new standard of care with improved risk/benefit ATDs are suboptimal as first - line treatment for GD, and are not effective for TED Sources: Ross 2016; Otsuka 2012, Yarrow market research. ATD=anti - thyroid drug; GD=Graves’ disease; TED=thyroid eye disease; TSHR= thyrotropin receptor Efficacy limitations Safety / tolerability risks Noncompliance 50% 50% Remission rate after 12 — 18 months Relapse after discontinuation 23% Proportion of newly diagnosed cases that progress to radioactive iodine therapy or surgery Safety/ tolerability concerns require monitoring and drive treatment discontinuation Up to 24% incidence of cutaneous reactions Adherence challenges limit ATD treatment effectiveness – potentially driven by: Suboptimal efficacy Side effects Chronicity Frequent blood tests Rare but serious related adverse events: Agranulocytosis Hepatoxicity Vasculitis

Yarrow’s potential first - in - class anti - TSHR offers a highly differentiated approach to treat GD and TED

13 YB - 101 is a potent anti - TSHR antibody poised to redefine the treatment of GD and TED Multiple ways to win in both indications IgG4 Composition - of - matter coverage through 2043; method - of - treatment patents through 2045; formulation patents through 2046 Phase 2 clinical asset with first - in - class potential Directly disrupts central mechanism of both GD and TED Potential for rapid onset and improved efficacy & safety/tolerability vs. current treatments Convenient SC delivery with lower treatment burden vs. other emerging biologics YB - 101 POTENTIAL KEY VALUE DRIVERS Intellectual property in - licensed from GenSci TSHR=thyrotropin receptor; GD=Graves’ disease; TED=thyroid eye disease; SC=subcutaneous

Pathophysiology of GD and TED converges at TSHR

GD and TED are polyclonal autoantibody-driven diseases

- **Autoantibodies** attack and **overstimulate TSHR**
- Autoantibodies are diverse but **all bind to the same TSHR**
- Autoantibody **attack on TSHR leads to**:
  - Increase in thyroid hormones (FT3, FT4)
  - Suppression of TSH
  - In TED – increased production of cytokines and hyaluronic acid, other inflammatory changes that drive TED



Thyroid cell
Stimulating autoantibodies (TRAb/TSI)
Intracellular
TSHR
Extracellular
Thyroid hormone over-production and TSH suppression
Orbital fibroblast
TSHR
IGF1-R
Production of cytokines & hyaluronic acid
Differentiation into adipocytes and myofibroblasts

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Sources: Davies 2020
TRAb/TSI=thyroid receptor antibody/thyroid stimulating immunoglobulin; FT3=free triiodothyronine; FT4=free thyroxine; TSH=thyroid stimulating hormone; IGF-1R=insulin-like growth factor 1 receptor; GD=Graves' disease; TED=thyroid eye disease

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YB-101 directly disrupts the central mechanism of GD & TED by blocking autoantibody attack on TSHR

YB-101 directly disrupts the autoantibody attack

- **Blocks autoantibody-induced TSHR activation to directly disrupt GD/TED disease process**
- **Rapidly reverses** hyperthyroidism as measured by FT3, FT4 and TSH
- **No known immunosuppression or tissue destruction**
- **Reversible** blockade



Thyroid cell
Orbital fibroblast
Stimulating autoantibodies (TRAb/TSI)
YB-101
Blocks autoantibody attack and over-stimulation
Intracellular
Extracellular
TSHR
TSHR
IGF1-R
Inhibits thyroid hormone over-production and restores TSH
Inhibits production of cytokines & hyaluronic acid
Inhibits differentiation into adipocytes and myofibroblasts
Thyroid hormone normalization
Improvement in TED pathophysiology

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TRAb/TSI=thyroid receptor antibody/thyroid stimulating immunoglobulin; FT3=free triiodothyronine; FT4=free thyroxine; TSH=thyroid stimulating hormone; IGF-1R=insulin-like growth factor 1 receptor; TSHR= thyrotropin receptor; GD=Graves' disease; TED=thyroid eye disease

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GenSci Phase 1 SAD in TED: Study design and patient population

- SAD evaluated safety and efficacy of five dose levels of YB-101 vs. placebo in TED
- Key inclusion criteria: active TED (CAS >=3)
- SC administration
- Majority euthyroid at baseline
- Patients were followed for 24 weeks after a single dose of YB-101



15 mg
N=8
(6:2)
45 mg
N=8
(6:2)
90 mg
N=8
(6:2)
180 mg
N=8
(6:2)
270 mg
N=8
(6:2)
180 mg SRC meeting
SRC approved advancement to 270 mg and initiation of MAD
Screening
Dosing
Follow-up
D-28 – D-2
D-1
W1
W25

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Sources: GenSci data on file
TED=thyroid eye disease; SC=subcutaneous; SRC=safety review committee; SAD=single ascending dose; MAD=multiple ascending dose; CAS=clinical activity score

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GenSci Phase 1 SAD: Favorable safety profile of YB-101 in patients with active TED

✓ **All AEs mild or moderate in severity**
No severe adverse events reported across all cohorts

✓ **No hearing-related or hyperglycemia adverse events**
Hearing impairment and hyperglycemia are known risks associated with drugs targeting IGF-1R for TED

✓ **No clinically meaningful differences vs. placebo**
Vitals, physical exam, ophthalmologic safety assessments

✓ **No dose interruptions or study withdrawals due to AEs**
No deaths, no treatment-related SAEs

Safety data from the TED SAD supported initiation of the TED MAD and filing of the GD IND with Yarrow's Phase 2a/2b protocol

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Based on interim, unblinded data from a limited Phase 1 SAD; conclusions are preliminary
Sources: GenSci Phase 1 TED SAD interim unblinded data, as reported in VYNE/Yarrow S-4 Registration Statement (2026)
SAD=single ascending dose; GD=Graves' disease; MOA=mechanism of action; AE=adverse event; IGF-1R=insulin-like growth factor 1 receptor; TED=thyroid eye disease; SAE=serious adverse event; IND=Investigational New Drug

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18 GenSci Phase 1 SAD: A single dose of YB - 101 produced rapid, dose - dependent proof of mechanism and meaningful clinical responses in TED Sources: GenSci data on file, TEPEZZA® (teprotumumab - trbw) Prescribing Information. No head - to - head trials have been conducted. Cross - program comparisons are limited by differences in trial design, patient popula tions, endpoints and dosing. ORR=overall response (a reduction ≥2 points in CAS + a reduction in proptosis ≥2 mm); SAD single ascending dose; TED=thyroid eye disease; FT3= free triiodothyronine; FT4= free thyroxine; TSH= Thyroid stimulating hormone; CAS=clinical activity score; PD=pharmacodynamic 66.7% 20% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% YB-101 PBO Maximum improvement in proptosis 66.7% 10% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% YB-101 PBO Maximum improvement in ORR FT3 and FT4 changes occurred rapidly: FT3/FT4 declines Starting on day 2 - 3 Nadir on day 11 - 15 TSH also increased: TSH rises Starting on day 3 - 5 Peak on day 15 - 22 • Rapid changes observed in FT3/FT4 and TSH • PD effects appeared dose - dependent • Potentially meaningful improvements in TED clinical endpoints • Single - dose responses with YB - 101 approached or exceeded multiple doses of TEPEZZA Rapidity of changes in FT3/FT4 represent potential new treatment paradigm as compared to ATDs and emerging biologics Improvements in proptosis and ORR observed after a single dose:

YB-101 is expected to be highly differentiated from emerging biologics for GD and TED

One potential solution for both diseases with a compelling product profile

	Anti-FcRn	IgG degraders	Anti-IGF-1R	YB-101 (Anti-TSHR)
Specific against TSHR	✗	✗	✗	✓
Addresses GD *and* TED	✗	TBD	✗	✓
Rapid reversal of hyperthyroidism	✗	TBD[1]	✗	✓
Infrequent SC dosing	✗	✗	✓	✓
No immunosuppression	✗	✗	✓	✓
No hearing impairment	✓	✓	✗	✓
No hyperglycemia	✓	✓	✗	✓

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[1]Single case report from Biohaven, Ltd. Press Release, January 12, 2026; broader controlled data are not available. Attributes shown for YB-101 reflect (i) clinical observations from the GenSci Phase 1 SAD in TED (interim, unblinded data, small N), (ii) preclinical data, and (iii) properties expected based on the anti-TSHR mechanism of action. Attributes characterized as "expected" or based on mechanism have not been demonstrated in adequately powered clinical studies. No head-to-head trials have been conducted. Cross-program comparisons are limited by differences in trial design, patient populations, endpoints and dosing.
GD=Graves' disease; TED=thyroid eye disease; IGF-1R=insulin-like growth factor 1 receptor; SC=subcutaneous

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20 YB - 101 offers the lowest dosing burden for patients with GD among emerging biologics in development Sources: VYVGART® Hytrulo (efgartigimod alfa and hyaluronidase - qvfc) Prescribing Information, Clintrials.gov NCT07018323, NCT067 27604, NCT06980649. 1 Q 8W regimen is target only; subject to Phase 2 PK/PD and efficacy data GD’Graves’ disease; TSHR=thyrotropin receptor; SC=subcutaneous Convenient SC formulation with feasibility for pre - filled syringe and autoinjector IMVT - 1402 Anti - FcRn BHV - 1300 IgG degrader SC weekly SC weekly Phase 2b GD studies in progress Phase 1b GD study in progress Vyvgart Hytrulo ® Anti - FcRn Phase 3 GD study planned SC weekly YB - 101 Anti - TSHR Targeting SC administration every 8 weeks 1 Initiating Phase 2a/2b GD study PRODUCT STAGE NUMBER OF DOSES FOR PRIMARY ENDPOINT (6 MONTHS)

Yarrow is positioned for a unique value creation opportunity Pursuing rapid advancement of YB - 101 in GD with additional future upside in TED

The shift to targeted biologics in GD and TED is expected to create a substantial new market — with Yarrow well-positioned to lead

RECENT ANALOG: Myasthenia Gravis	OUR OPPORTUNITY: Graves' Disease	OUR OPPORTUNITY: Thyroid Eye Disease
Nonspecific symptom management	Anti-thyroid drugs	Steroids symptom management
↓	↓	↓
Targeted biologic treatments	Targeted biologic treatments	More targeted biologic treatments
↓	↓	↓
New category representing a $2b+ US market	**Substantially larger market as compared to TED**	**New category representing a $2b+ US market**
		↓
		Room for substantial growth to be captured by a safer biologic

Anti-TSHR mechanism offers highly differentiated biologic approach
Yarrow has a first-mover opportunity

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Sources: Gerischer 2025, Amgen Q4 and Full Year 2025 Financial Results. Press release. February 3, 2026.
GD=Graves' disease; TED=thyroid eye disease; TSHR=thyrotropin receptor

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23 Potential to build substantial new biologic market opportunity for GD Large addressable population for YB - 101 across GD and TED Sources: Davies 2020, Villagelin 2024, Lupo 2025, Chin 2020, Gillespie 2012; Amgen Q4 and Full Year 2025 Financial Results. Press release. February 3, 2026. GD=Graves’ disease; TED=thyroid eye disease; ATD=anti - thyroid drug Strong market potential for incident patients plus ~1M prevalent patients with GD on ATDs New GD cases 20 - 40 per 100K persons per year 84% of GD patients are prescribed ATDs 75% remain on ATDs after 3 months ~34K - 68K eligible GD patients annually 40% of patients w/GD develop TED 20 - 30% develop moderate to severe TED ~11K - 22K eligible TED patients annually Current TEPEZZA market >$2B annually Large Opportunity Across GD And TED

Yarrow is advancing the first anti-TSHR therapy into Phase 2 in GD in Q2 2026

YB-101 Phase 2a/2b study design: Part 1, US and Australia


Parallel cohorts 1 & 2
n=8 per cohort
R
3:1
YB-101 or PBO
180 mg Q8W
YB-101 or PBO
270 mg Q8W
24 weeks
Parallel cohorts 3 & 4
n=8 per cohort
R
3:1
YB-101 or PBO
400 mg Q8W
YB-101 or PBO
200 mg Q4W
24 weeks
Initiate
Part 2

Key inclusion criteria:

- Confirmed GD, w/ or w/o TED
- T3+T4 normal; TSH <ULN; thyroid autoantibodies >ULN
- Stable on ATD for >=3 months

Endpoints:

- Primary: safety and efficacy (percent euthyroid and off ATD)
- Additional, PK, TFT, ATD reduction/withdrawal
- Proptosis and CAS in patients with concurrent TED

Fast Track Designation received from FDA
Top-line results from Phase 2a (Part 1) expected 2H 2027

Sources: Yarrow data on file
DMC=data monitoring committee; PBO=placebo; TSHR= thyrotropin receptor; ULN=upper limit of normal; ATD=anti-thyroid drug; GD=Graves' disease; TED=thyroid eye disease; PK=pharmacokinetics; TFT= thyroid function test; CAS=clinical activity score

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Yarrow GD Phase 2b expected to begin in H1 2028

Part 2/Phase 2b design and endpoints aligned with FDA

Key inclusion criteria:

- Confirmed GD, w/ or w/o TED
- FT3+FT4 normal; TSH <ULN; thyroid autoantibodies >ULN
- Stable on ATD for >=3 mon

Primary Objective:

- Statistically powered efficacy readout at 24 weeks, N=200

Endpoints

- Primary efficacy: Percent euthyroid and off ATD
- Additional: Safety, PK, TFT, ATD reduction/withdrawal
- Proptosis and CAS in patients with concurrent TED


R
YB-101 Dose 1
n=50
YB-101 Dose 2
n=50
YB-101 Dose 3
n=50
Placebo
n=50
Long-term Extension
24 weeks

Doses for Part 2 and extension to be informed by data generated in Part 1

Sources: Yarrow data on file.
GD=Graves' disease; TED=thyroid eye disease; FT3= free triiodothyronine; FT4=free thyroxine; TSH=Thyroid stimulating hormone; ULN=upper limit of normal; ATD=anti-thyroid drug; PK=pharmacokinetic; TFT=thyroid function test; CAS=clinical activity score

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Yarrow is positioned to capture additional upside potential in TED

Leveraging collaboration with GenSci for maximum efficiency

- GenSci is conducting a randomized, double-blinded, placebo-controlled MAD in China
- Study is evaluating safety and efficacy of three dose levels of YB-101 vs. placebo in TED
  - Key inclusion criteria: active TED (CAS >=3)
  - SC administration Q8 weeks x 3 doses
- TED development options to be informed by GenSci MAD data expected when study completes in 2H 2027
- GenSci plans to pursue future TED registration in China

YB-101 TED MAD (China) Study Design

N=12 (5:1) per cohort



90 mg x 3
180 mg x 3
270 mg x 3
YB-101 or placebo dosing
Follow-up
R
W1
W9
W17
W41

YB-101's distinct anti-TSHR mechanism may enable meaningful differentiation from IGF-1R, which has been biologically linked to hearing loss and hyperglycemia

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Sources: GenSci data on file, TEPEZZA® (teprotumumab-trbw) Prescribing Information.
TED=thyroid eye disease; MAD=multi ascending dose; CAS=clinical activity score; SC=subcutaneous; TSHR= thyrotropin receptor; IGF1R= insulin-like growth factor 1 receptor

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27 $ 200M raised enables multiple potential clinical catalysts and cash runway into 2028 $200M raised includes expected $100M from Yarrow Pre - Closing Financing. Sources: VYNE’s SEC filings including VYNE/Yarrow S - 4 Registration Statement (2026) GD=Graves’ disease; TED=thyroid eye disease; MAD=multiple ascending dose; SAD=single ascending dose Leveraging GenSci collaboration for efficient value creation across indications Founding investor Graves’ Disease 2026 2027 2028 Initiate GD Ph 2a/2b Q2 2026 Initiate GD SAD (China) Ph 1 TED MAD (China) ongoing GD Ph 2a POC data H2 2027 GD SAD data (China) TED MAD topline data (China) H2 2027 Potential to initiate TED Ph 2 Initiate Ph 2b portion of GD trial H1 2028 Initiate TED Ph 2/3 (China) GenSci Yarrow Thyroid Eye Disease YB - 101 Anticipated Milestones

28 Estimated capitalization following close of transaction with VYNE and pre - closing private financing 1. Prior to closing, VYNE expects to declare a cash dividend to pre - Merger VYNE stockholders to distribute excess net cash, which i s expected to be approximately $14.5 to $16.5 million. 2. Estimate as of April 28, 2026. Excludes 98,331,662 of Yarrow stock options after reflecting the estimated exchange ratio. Ple ase refer to VYNE’s SEC filings for additional information, including the Registration Statement on Form S - 4 that VYNE has filed in connection with the transaction. Share counts shown in this presentation are prese nted on a pre - reverse - stock - split basis. The planned reverse stock split will proportionately reduce the number of shares of common stock outstanding and held by each holder. See “Proposal No. 2” in the For m S - 4 for additional information. Shares of common stock and pre - funded warrants Expected ownership of the combined company Estimated dividend per share Shares on an as - converted basis 3.0% Estimated total shares of common stock of the combined company post - closing 2 Shares of common stock and pre - funded warrants 43,150,863 Shares of common stock outstanding + Series A shares 877,960,638 $0.34 to $0.38 1 507,726,447 1,428,837,948 VYNE Therapeutics Yarrow Bioscience Pre - Closing Financing 97.0%

29 yarrowbioscience.com Thank you